                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A
                                AMENDMENT NO. 2

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                   July 9, 1996
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      California                          0-10503                94-2738844
--------------------------------------------------------------------------------
(State of Incorporation)                (Commission           (IRS Employer
                                         File No.)           Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                   75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------



                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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
This Form 8-K/A Amendment No. 2 amends the Registrant's current report on Form 8-K/A dated July 9, 1996 as filed with the Securities and Exchange Commission on September 9, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS - pages 5, 6, 7 and 8





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996



                                                                 3400          Park at
                                                Actual        Carlisle(1)    Colonnade(1)    Promenade(1)     Pro forma
                                             ------------    ------------    ------------    ------------    ------------
                                                                        (dollars in thousands)
     Assets
     ------
Notes and interest receivable
   Performing ............................   $      6,520    $       --      $       --      $       --      $      6,520
   Nonperforming, nonaccruing ............          2,287            --              --              --             2,287
                                             ------------    ------------    ------------    ------------    ------------
                                                    8,807            --              --              --             8,807

Less - allowance for estimated losses ....         (1,081)           --              --              --            (1,081)
                                             ------------    ------------    ------------    ------------    ------------
                                                    7,726            --              --              --             7,726

Foreclosed real estate held for sale,
   net of accumulated depreciation .......         10,616            --              --              --            10,616

Less - allowance for estimated losses ....         (5,047)           --              --              --            (5,047)
                                             ------------    ------------    ------------    ------------    ------------
                                                    5,569            --              --              --             5,569

Real estate held for investment,
   net of accumulated depreciation .......        175,859           5,300           4,200           8,400         193,759
Investments in marketable equity
   securities of affiliates, at market ...          5,926            --              --              --             5,926
Investments in partnerships ..............          2,146            --              --              --             2,146
Cash and cash equivalents ................         14,870            (800)           (700)         (2,100)         11,270
Other assets .............................          9,728            --              --              --             9,728
                                             ------------    ------------    ------------    ------------    ------------

                                             $    221,824    $      4,500    $      3,500    $      6,300    $    236,124
                                             ============    ============    ============    ============    ============





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996



                                                               3400         Park at
                                              Actual        Carlisle(1)   Colonnade(1)   Promenade(1)     Pro forma
                                           ------------    ------------   ------------   ------------   ------------
                                                                     (dollars in thousands)
Liabilities and Shareholders' Equity
------------------------------------

Liabilities
Notes and interest payable .............   $    135,205    $      4,500   $      3,500   $      6,300   $    149,505
Other liabilities ......................          6,451            --             --             --            6,451
                                           ------------    ------------   ------------   ------------   ------------
                                                141,656           4,500          3,500          6,300        155,956

Commitments and contingencies


Shareholders' equity
Shares of Beneficial Interest,
   no par value; authorized shares,
   unlimited; issued and outstanding,
   4,193,914 shares ....................          8,402            --             --             --            8,402
Paid-in capital ........................        258,641            --             --             --          258,641
Accumulated distributions in excess
   of accumulated earnings .............       (191,077)           --             --             --         (191,077)
Net unrealizable gains on marketable
   equity securities ...................          4,202            --             --             --            4,202
                                           ------------    ------------   ------------   ------------   ------------

                                                 80,168            --             --             --           80,168
                                           ------------    ------------   ------------   ------------   ------------

                                           $    221,824    $      4,500   $      3,500   $      6,300   $    236,124
                                           ============    ============   ============   ============   ============

---------
(1) Assumes acquisitions completed by the Trust subsequent to June 30, 1996 to be on January 1, 1996. The balance sheet effect of all other 1996 property purchases are included in the June 30, 1996 actual balances presented.

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996


                                                    Hampton           Amoco        Grove Park        3400
                                     Actual         Court(1)       Building(1)    Apartments(1)   Carlisle(1)
                                  ------------    ------------    ------------    -------------  ------------
                                                             (dollars in thousands)
Income(dollars in thousands)
   Rentals ....................   $     21,770    $        218    $        253    $        485   $        351
   Interest ...................            553            --              --              --             --
                                  ------------    ------------    ------------    ------------   ------------
                                        22,323             218             253             485            351
Expenses
   Property operations ........         12,903             118             242             224            158
   Equity in losses of
      partnerships ............            194            --              --              --             --
   Interest ...................          6,063              84            --               143            201
   Depreciation ...............          2,294              26              30              44             53
   Advisory fee to
      affiliate ...............            851            --              --              --             --
   General and
      administrative ..........            939            --              --              --             --
                                  ------------    ------------    ------------    ------------   ------------
                                        23,244             228             272             411            412
                                  ------------    ------------    ------------    ------------   ------------
Income (loss) before
   gain on sale of real
   estate .....................           (921)            (10)            (19)             74            (61)
Gain on sale of real
   estate .....................          6,169            --              --              --             --
   Extraordinary gain .........            663            --              --              --             --
                                  ------------    ------------    ------------    ------------   ------------
Net income (loss) .............   $      5,911    $        (10)   $        (19)   $         74   $        (61)
                                  ============    ============    ============    ============   ============

Earnings per share
   Net income before
   extraordinary gain .........   $       1.37
  Extraordinary gain ..........            .02

  Net income ..................   $       1.39
                                  ============

Shares of beneficial
   interest outstanding .......   $  4,273,916
                                  ============
                                                                   Other
                                    Park at                       Property
                                  Colonnade(1)    Promenade(1)  Acquisitions(1)   Pro forma
                                  ------------    ------------  --------------- ------------
                                                      (dollars in thousands)
Income
   Rentals ....................   $        501    $        636   $        175   $     24,389
   Interest ...................           --              --             --              553
                                  ------------    ------------   ------------   ------------
                                           501             636            175         24,942
Expenses
   Property operations ........            347             220             53         14,265
   Equity in losses of
      partnerships ............           --              --             --              194
   Interest ...................            175             284           --            6,950
   Depreciation ...............             42              81             22          2,592
   Advisory fee to
      affiliate ...............           --              --             --              851
   General and
      administrative ..........           --              --             --              939
                                  ------------    ------------   ------------   ------------
                                           564             585             75         25,791
                                  ------------    ------------   ------------   ------------
Income (loss) before
   gain on sale of real
   estate .....................            (63)             51            100           (843)
Gain on sale of real
   estate .....................           --              --             --            6,169
   Extraordinary gain .........           --              --             --              663
                                  ------------    ------------   ------------   ------------

Net income (loss) .............   $        (63)   $         51   $        100   $      5,983
                                  ============    ============   ============   ============

Earnings per share
   Net income before
   extraordinary gain .........                                                 $       1.38
  Extraordinary gain ..........                                                          .02
                                                                                ------------
  Net income ..................                                                 $       1.40
                                                                                ============

Shares of beneficial
   interest outstanding .......                                                 $  4,273,916
                                                                                ============

---------
(1) Assumes acquisition by the Trust on January 1, 1996. Pro forma amounts for Hampton Court, Amoco Building and Grove Park are from January 1, through the date of acquisition only, results subsequent to the date of acquisition are included in the "Actual" column.





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995


                                                   Hampton          Amoco         Grove Park        3400
                                    Actual         Court(1)       Building(1)    Apartments(1)   Carlisle(1)
                                 ------------    ------------    ------------    -------------  ------------
                                                                           (dollars in thousands)
Income
   Rentals ...................   $     37,586    $      1,308    $      1,010    $        970   $        701
   Interest ..................            723            --              --              --             --
   Equity in income
      of partnerships ........            230            --              --              --             --
                                 ------------    ------------    ------------    ------------   ------------
                                       38,539           1,308           1,010             970            701

Expenses
   Property operations .......         22,682             707             967             447            316
   Interest ..................         10,009             505            --               285            402
   Depreciation ..............          4,279             154             118              88            106
   Advisory fee to
      affiliate ..............          1,264            --              --              --             --
   General and
      administrative .........          1,207            --              --              --             --
   Provision for losses ......            541            --              --              --             --
                                 ------------    ------------    ------------    ------------   ------------
                                       39,982           1,366           1,085             820            824
                                 ------------    ------------    ------------    ------------   ------------
Net income (loss) ............   $     (1,443)   $        (58)   $        (75)   $        150   $       (123)
                                 ============    ============    ============    ============   ============

Earnings per share
   Net loss ..................   $       (.33)
                                 ============

Shares of beneficial
   interest outstanding ......   $  4,377,165
                                 ============
                                                                   Other
                                   Park at                        Property
                                 Colonnade(1)    Promenade(1)  Acquisitions(1)   Pro forma
                                 ------------    ------------  --------------- ------------
                                                    (dollars in thousands)
Income
   Rentals ...................   $      1,001    $      1,271   $        353   $     44,200
   Interest ..................           --              --             --              723
   Equity in income
      of partnerships ........           --              --             --              230
                                 ------------    ------------   ------------   ------------
                                        1,001           1,271            353         45,153

Expenses
   Property operations .......            694             440            106         26,359
   Interest ..................            350             567           --           12,118
   Depreciation ..............             84             162             44          5,035
   Advisory fee to
      affiliate ..............           --              --             --            1,264
   General and
      administrative .........           --              --             --            1,207
   Provision for losses ......           --              --             --              541
                                 ------------    ------------   ------------   ------------
                                        1,128           1,169            150         46,524
                                 ------------    ------------   ------------   ------------

Net income (loss) ............   $       (127)   $        102   $        203   $     (1,371)
                                 ============    ============   ============   ============

Earnings per share
   Net loss ..................                                                 $       (.31)
                                                                               ============

Shares of beneficial
   interest outstanding ......                                                 $  4,377,916
                                                                               ============



---------
(1)  Assumes acquisition by the Trust on January 1, 1995.





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
                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          CONTINENTAL MORTGAGE AND
                                          EQUITY TRUST





Date: February 7, 1997                    By: /s/ Thomas A. Holland
      -----------------                      ----------------------------
                                             Thomas A. Holland
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)





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